UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2024

CIPHER MINING INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39625	85-1614529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vanderbilt Avenue
Floor 54
Suite C
New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (332) 262-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CIFR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per whole share	CIFRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 6, 2024, Cipher Mining Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Controlled Equity OfferingSM Sales Agreement (the “Sales Agreement”) by and among Cantor Fitzgerald & Co., Canaccord Genuity LLC, Compass Point Research & Trading, LLC, Needham & Company, LLC, Stifel, Nicolaus & Company, Incorporated and Virtu Americas LLC. The Amendment modifies the Sales Agreement to include Stifel, Nicolaus & Company, Incorporated and Virtu Americas LLC as additional agents under the Sales Agreement.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment, which is attached as Exhibit 1.1 hereto and is incorporated by reference herein.

Item 8.01	Other Events

On August 3, 2023, the Company entered the Sales Agreement, with Cantor Fitzgerald & Co., Canaccord Genuity LLC, Compass Point Research & Trading, LLC and Needham & Company, LLC, relating to the offer and sale of shares of the Company’s common stock. As of the date of this current report on Form 8-K, the Company has sold shares of its common stock pursuant to a prospectus supplement for gross proceeds of approximately $153,439,339 under the Sales Agreement. The Company is filing an amendment to the prospectus supplement (i) increasing the dollar amount of shares available to be sold pursuant to the Sales Agreement, as amended by the Amendment, to $296,560,661, which consists of $96,560,661 remaining as originally authorized under the prospectus supplement and the additional $200,000,000, and (ii) including Stifel, Nicolaus & Company, Incorporated and Virtu Americas LLC as additional Sales Agents. This current report on Form 8-K includes an opinion related to the $296,560,661 of shares that may be sold pursuant to the amendment to the prospectus supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Amendment No. 1 to Controlled Equity OfferingSM Sales Agreement by and among Cipher Mining Inc. and Cantor Fitzgerald & Co., Canaccord Genuity LLC, Compass Point Research & Trading, LLC, Needham & Company, LLC, Stifel, Nicolaus & Company, Incorporated and Virtu Americas LLC, dated March 6, 2024.

5.1	Opinion of Latham & Watkins LLP

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 above)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cipher Mining Inc.

Date: March 6, 2024	By:	/s/ Tyler Page
Tyler Page
Chief Executive Officer